Item 1: Report to Shareholders

Institutional Emerging Markets Equity Fund	April 30, 2007

The views and opinions in this report were current as of April 30, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Emerging Markets Equity Fund

Dear Investor

Emerging markets stocks and your fund posted strong gains for the six months ended April 30, 2007, despite a period of heightened volatility. At the end of February, China’s market endured a 9% one-day plunge, which roiled equity markets worldwide. However, most emerging markets recovered as rapidly as they declined as investors quickly regained their appetites for risk, which led to a powerful rally at the end of the period. In general, emerging markets have benefited from strong global growth, an improving economic backdrop, and low inflation and interest rates.

Performance Review

The past six months have been rewarding for emerging markets investors. As shown in the table above, your fund returned 19.15%. However, our results slightly lagged the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Average. Our performance for the 12 months was generally in line with our benchmarks.

Because your fund has generated extremely strong gains since its October 31, 2002, inception (a 276.63% cumulative return, or 34.32% compounded annually for the period ended April 30, 2007), it is important to remember that returns of this magnitude are unusual and unlikely to be sustained. Even though we remain positive about the prospects for emerging markets, we want to remind shareholders that emerging markets investments can be volatile and are appropriate for only a portion of an investor’s portfolio.

Highlights

• The past six months were rewarding for emerging markets investors; the Institutional Emerging Markets Equity Fund gained 19.15%.

• Latin America remained the portfolio’s largest regional overweight and was the best first-half performer.

• We believe that long-term growth in emerging markets will be driven by increasing individual wealth and, consequently, consumer spending.

• The portfolio is biased toward areas including consumer products, financials, mobile phone operators, and infrastructure, such as transportation and construction.

Market and Portfolio Review

Emerging markets provided good results and outperformed developed markets over the past six months. We enjoyed a strong rally at the end of 2006 as fears of a global slowdown receded and U.S. interest rates appeared to have reached a cyclical peak, which helped many emerging markets record all-time highs. However, the first four months of 2007 have been turbulent. The Chinese stock market sell-off, driven by speculation concerning stricter market regulation, mounting tensions with Iran, U.S. issues relating to the subprime mortgage market, and recent political unrest in Turkey led to increasing investor uncertainty. However, from mid-March through April, emerging markets resumed their multiyear upward trek, benefiting from strong growth, improving economic fundamentals, and high commodity prices that helped drive performance, notably in Latin America.

All sectors within the MSCI Emerging Markets Index recorded positive six-month returns. The materials sector was strongest, thanks to rising commodity prices. Industrials and business services stocks also posted good gains, particularly in North Asia, where China’s growth is fueling infrastructure spending. Financials continued to perform well—the sector benefited from a large number of initial public offerings (IPOs). Information technology was the worst performer, due to struggling Indian technology stocks. The energy sector also underperformed because oil prices remained well below last summer’s peak.

Within the portfolio, financials, which represent more than one-fourth of the fund’s assets, were the largest absolute contributors. They continue to benefit from the strong economic environment and healthy spending by domestic consumers. Our materials holdings also benefited from high commodity prices and heightened demand from China. However, on a relative basis, materials detracted due to our underweight allocation versus the index. Our information technology holdings generated positive absolute results and were the largest relative performance contributors, powered by stock selection and a beneficial underweight. Energy also contributed to absolute returns and relative results thanks to our underweight. Finally, our overweight in consumer staples and strong stock selection provided good absolute returns and aided relative performance.

Far East

Emerging Asia markets, our largest regional allocation, modestly underperformed the MSCI Emerging Markets Index for the past six months. Malaysia was the strongest country in the region as improving economic growth coupled with a variety of market reforms drove share prices higher. As mentioned, China endured an extremely turbulent period but added 29% as investors continued to put their money into this fast-growing economy.

South Korea, the largest Asian emerging market, generated a respectable 15% return, but this export-driven country underperformed the region in part because of currency appreciation, making its exports more costly. Nevertheless, investors returned to the market in 2007 as it looked relatively cheap following last year’s underperformance and because the economy appears to be improving. India added 18% for the six-month period: The market enjoyed a solid run in 2006 but suffered more than most in the February/March sell-off. Even though India’s economy is growing rapidly, overall valuations appear relatively extended.

North Asia remained the portfolio’s largest underweight, although we added to our holdings in the region during the period. We are now overweight in China, primarily due to additions in infrastructure, real estate, and insurance companies. In absolute terms, China was the fund’s largest contributor for the past six months and is now the second-largest country allocation, approaching 12% of the fund’s assets. Anhui Conch Cement was a stand-out performer, advancing more than 80% in the past six months. The company benefited from increasing infrastructure spending, solid demand, firm pricing, and industry consolidation. Ping An Insurance, China’s second-largest life insurer, also generated stellar results. Its stock debuted in the “A” share (domestic) market in March in a massively oversubscribed IPO. On its first day of trading, the shares opened almost 50% higher. (Please refer to the fund’s portfolio of investments for a detailed list of holdings and the amount each represents in the portfolio.)

The majority of our Chinese holdings are in the financials sector. We favor real estate, insurance, and banking companies that can benefit from the increasingly wealthy population and the growing Chinese middle class. During the period, we added to many of our existing holdings in the sector.

We also established a number of new positions including Focus Media, which has spent the last two years building out a diversified media network and expanding its commercial location network. We believe the entire Chinese advertising industry is in a high-growth phase, fueled in the short term by the Olympics next year and over the longer term by strong domestic consumption. We also took substantial new positions in two energy companies. Huaneng Power International is the country’s largest independent power producer. It should continue to benefit from China’s decision to close many of its smaller and less-efficient power plants. We also added coal producer China Shenhua Energy, which is benefiting from strong coal prices due to seemingly insatiable energy demand. We initiated a new position in Sinofert, China’s leading fertilizer distributor. We believe the fundamentals in the industry remain sound, grain prices are high, and the government’s supportive agricultural policy will foster sustained demand for fertilizer.

Despite the significant additions in China, our overall weighting in the Far East remained little changed from six months ago. To a large extent, we funded our China purchases by trimming exposure in South Korea—our underweight in the country is the fund’s largest compared with the benchmark. Notably, our largest sale during the period was Samsung Electronics, our third-largest holding six months ago. We think South Korea’s largest exporter will be challenged by substantial head-winds including a weaker pricing environment and unfavorable currency exchange rates—due to the won’s steady appreciation. We also reduced our positions in Woori Finance Holdings and Shinsegae.

We added to our exposure in India, which is now the largest country overweight in the fund. Given the size of the population and increasing levels of personal wealth, we have beefed up our exposure to the consumer through media and wireless telecommunications. Because of the recent rise in interest rates and inflation, we reduced our exposure in financials and added infrastructure holdings. We believe that substantial spending on the country’s infrastructure network is needed. BF Utilities was among our largest purchases during the past six months. This infrastructure and real estate company is involved with a large project in the Bangalore-Mysore Infrastructure Corridor that entails building several peripheral and toll roads and a 15,500-acre residential and industrial development project. We also purchased Container Corporation of India (Concor), which has a dominant position in rail-based container transportation. The company should benefit from India’s robust trade growth, increased outsourcing, and the need for efficient rail logistics.

As has been the case for several years, we are significantly underweight in South Asia and have no holdings in the higher-risk markets of Indonesia, the Philippines, or Pakistan. We sold all of our holdings in Thailand because the current political environment has made the risk/reward trade-off unattractive. Our two largest sales in Thailand were PTT Exploration and Production and Kasikornbank, which suffered in the Thai market sell-off. During the period, we reduced our position in Taiwan Semiconductor after a strong price runup.

Latin America

Latin America remains our largest regional overweight and was the first half’s best performer. In aggregate, the region continues to benefit from strong economic growth, falling interest rates, and improving fundamentals. High commodity prices, spurred by Chinese demand for raw materials, are driving the performance of this resource-rich region. However, we have reduced our overweight in the past few quarters, following several years of outperformance.

Brazil and Mexico are by far the largest markets in the Latin America region, and both posted excellent results over the past six months. Brazil’s nearly 30% rise reflected the ongoing strength in commodity prices, strong domestic growth, and benign inflation. The Mexican stock market gained 19%, benefiting from robust economic growth, healthy consumer demand, and its domestic pension funds, which are increasing their exposure in equities. Our holdings in both countries have a largely domestic focus.

Within the region, all sectors enjoyed double-digit returns. The materials sector was the best performer, largely due to strong demand from China, which helped keep commodity prices high. Telecommunication services rose as strong economic growth continued to benefit domestic-oriented companies. Utilities and industrials and business services firms also performed well.

Brazil was a strong absolute performance contributor during the six-month period. Diversified mining firm Companhia Vale do Rio Doce (CVRD) surged more than 60% as the company continued to benefit from high commodity prices and its acquisition of nickel producer Inco. Over the past six months, we added to our position in CVRD, and at the end of the period it was among fund’s largest holdings. Our substantial position in oil exploration and production company Petroleo Brasileiro (Petrobras) was another top contributor. The company continued to generate solid revenue and earnings growth and impressive returns on equity and cash flow.

However, stock selection in Brazil hindered our results relative to the MSCI index, although our overweight allocation was beneficial. In the industrials and business services sector, Brazilian airline holdings TAM and Gol Linhas were hurt by air traffic controller strikes. Among our consumer discretionary holdings, cosmetics firm Natura also fell after the company reported declining operating income and earnings.

In Mexico, wireless telecommunication services provider America Movil continued to post solid gains, generating market share and margin improvements. The stock has been an exceptional performer and at the end of the period was the portfolio’s largest holding, even after we took some profits. Homebuilder Urbi Desarrollos Urbanos and retailer Wal-Mart de Mexico (Walmex) were also solid contributors.

Overall, we trimmed our Latin American holdings during the past six months, reducing our position in Petrobras after the company announced slower-than-expected production growth and rising capital expenditures. We eliminated Tele Norte Leste after it reported weak results and failed to produce improvements in corporate governance. Because of our sales in Brazil, Mexico has become our largest overweight in the region.

Europe, Middle East, and Africa
The MSCI Emerging Europe, Middle East, and Africa (EMEA) region posted a 20% advance for the past six months, which was in line with the overall emerging markets universe. We’ve remained slightly underweight in the EMEA region. Egypt is our largest overweight; the country continues to implement policies to improve the economic environment. Kazakhstan is the region’s second-largest overweight; the economy in this resource-rich country is expanding rapidly, consumer spending is benefiting from wage increases, and the president is implementing various market reforms. We’ve also remained overweight in Turkey; despite rising interest rates and a current account deficit, the country is in its best financial position in six years. Turkey has strong incentives to keep up the pace of reforms as the European Union accession process continues. Elsewhere in the region, we have no holdings in the three Central European markets due to poor economic conditions and high valuations, or in Israel, which is a more defensive market with little new growth.

South Africa was the EMEA region’s standout, advancing 34%. Mining stocks dominate the index, and these companies continue to benefit from high material prices. South Africa’s economy remained buoyant despite the interest rate hikes in the second half of 2006. The Turkish market gained 19%. Its economy is growing strongly and the stock market has benefited from several recent IPOs. However, at the end of April, the political situation worsened, leading to public demonstrations and the potential for military intervention. Egypt added 17%, and its stock market continues to benefit from negative real interest rates and the strong economy. Russia was the region’s weakest performer, gaining 9%. The market is dominated by oil stocks, which generated lackluster results as oil prices fell in the early part of the reporting period.

Our holdings in South Africa generated a solid absolute contribution, led by pay TV and Internet service provider Naspers. The company is benefiting from strengthening consumer spending and gaining more subscribers, and we took advantage of the stock’s sharp advance to trim our position. Aveng, a construction, steel, and cement company, is also prospering as the South African government has begun awarding contracts for infrastructure projects associated with the 2010 World Cup. During the period, we trimmed our holdings in South Africa as the current account deficit widened and the rand weakened.

We have a positive view on Russia, which is benefiting from a fast-growing economy. Playing on the strong consumer, we own a number of stocks in the banking and retailing industries. However, we maintained a modest underweight in Gazprom—the Russian market’s largest stock, which declined during the period. We think the company’s operations and management are solid, and although there are concerns about an increase in the mineral extraction tax for gas companies, we believe the tax issue may remain on the government’s back burner for some time. Given the weakness in Gazprom in recent months, we have become more optimistic on this holding in part because we think the worst-case scenario is likely already priced into the stock. Similarly, we intend to maintain our position in Novatek, the country’s largest independent gas producer.

Nevertheless, Russia is the portfolio’s largest country allocation in the region and on a relative basis, and our Russian holdings were strong contributors due to stock selection. Our best absolute contributor was commercial bank holding Sberbank, which is benefiting from good economic conditions and loan growth and is well positioned in its industry. Among consumer-related holdings, retailer X5 Retail Group (formerly Pyaterochka) generated good performance.

Our largest purchase in the region over the past six months was the December IPO of Halyk Savings Bank. This is the third-largest bank in Kazakhstan based on assets and loans, and the largest as measured by the number of branches. The Kazakhstan economy is growing briskly, and we think this well-managed, highly efficient bank is well positioned for continued growth.

Outlook

The recent volatility in emerging markets does not change our positive view of the asset class. Fundamentals and economic conditions remain solid. We believe that emerging markets are positioned to withstand any significant slowdown in global growth. However, gains in emerging markets over the last few years have been extraordinary and, while we expect returns to continue to be positive, it is unlikely that they will be able to sustain the recent pace.

We believe that long-term growth in emerging markets will be driven by increasing individual wealth and, consequently, consumer spending. With gross domestic product growth generally high and interest rates low, many sectors and industries that are sensitive to improving consumption represent good investment opportunities. Your fund is biased toward areas including consumer products, financials, mobile phone operators, and infrastructure, such as transportation and construction. This approach should benefit the fund if there is a significant downturn in the global economy.

Respectfully submitted,

David J.L. Warren
President, T. Rowe Price International Funds, Inc.

May 15, 2007

Risks of International Investing

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Glossary

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

MSCI Emerging Markets Index: A capitalization-weighted index of stocks from 26 emerging market countries that only includes securities that may be traded by foreign investors.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Emerging Markets Equity Fund

Performance Comparison

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Fund Expense Example
As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Emerging Markets Equity Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †
T. Rowe Price Institutional Emerging Markets Equity Fund
April 30, 2007 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Emerging Markets Equity Fund
April 30, 2007 (Unaudited)
(In thousands except shares and per share amounts)

Assets	
Investments in securities, at value	
Non-affiliated companies (cost $140,032)	$ 216,194
Affiliated companies (cost $7,121)	7,121
Total investments in securities	223,315
Dividends and interest receivable	324
Receivable for shares sold	117
Foreign currency (cost $91)	91
Receivable for investment securities sold	48
Cash	25
Other assets	131
Total assets	224,051
Liabilities	
Due to affiliates	228
Payable for investment securities purchased	143
Payable for shares redeemed	68
Other liabilities	117
Total liabilities	556
NET ASSETS	**$ 223,495**
Net Assets Consist of:	
Undistributed net investment income	$ 1,307
Undistributed net realized gain	8,645
Net unrealized gain	76,165
Paid-in capital applicable to 6,894,481 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized	137,378
NET ASSETS	**$ 223,495**
NET ASSET VALUE PER SHARE	**$ 32.42**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Emerging Markets Equity Fund
(Unaudited)
($ 000s)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Emerging Markets Equity Fund
(Unaudited)
($ 000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Emerging Markets Equity Fund
April 30, 2007 (Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Institutional International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Emerging Markets Equity Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on October 31, 2002. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in emerging markets.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the fund’s semiannual period, April 30, 2008.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning November 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2007, approximately 96% of the fund’s net assets were invested in securities of companies located in emerging markets or denominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $49,419,000 and $42,307,000, respectively, for the six months ended April 30, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2007.

At April 30, 2007, the cost of investments for federal income tax purposes was $147,153,000. Net unrealized gain aggregated $76,165,000 at period-end, of which $79,021,000 related to appreciated investments and $2,856,000 related to depreciated investments.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. Similarly, a tax on net profits, including interest income and realized and unrealized capital gains, is imposed by certain other countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2007, the fund had taxes payable of $17,000 attributable to foreign securities, no deferred tax liability attributable to foreign securities, and no foreign capital loss carryforwards.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 1.10% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, custody services, and directors’ fees and expenses are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the six months ended April 30, 2007, dividend income from the T. Rowe Price Reserve Funds totaled $145,000, and the value of shares of the T. Rowe Price Reserve Funds held at April 30, 2007, and October 31, 2006, was $7,121,000 and $3,862,000, respectively.

As of April 30, 2007, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 232,343 shares of the fund, representing 3% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 7, 2007, the fund’s Board of Directors unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price International, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s annual total returns over the one- and three-year periods as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper, an independent provider of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board was provided with detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered the extent to which economies of scale were being realized by the Manager and whether the fund or other funds benefit from any such economies of scale under the fee levels set forth in the Contract. The Board noted that, under the Contract, the fund pays the Manager a single fee based on the fund’s assets and that the Manager, in turn, pays all expenses of the fund, with certain exceptions. The Board concluded that, based on the profitability data it reviewed and consistent with this single fee structure, the Contract provided for a reasonable sharing of any benefits from economies of scale with the fund.

Fees
The Board reviewed the fund’s single-fee structure and compared it with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee and expense ratio were generally at or below the median of comparable funds. (For these purposes, the Board assumed the management fee was equal to the single fee less the fund’s operating expenses.) The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 28, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	June 28, 2007